JPMORGAN TRUST I

J.P. Morgan Funds

JPMorgan Commodities Strategy Fund

Prospectuses dated November 21, 2012, as supplemented

J.P. Morgan Income Funds

JPMorgan Multi-Sector Income Fund

JPMorgan Strategic Income Opportunities Fund

Prospectuses dated July 1, 2012, as supplemented

J.P. Morgan Specialty Funds

Highbridge Dynamic Commodities Strategy Fund

Prospectuses dated February 29, 2012, as supplemented

JPMorgan Strategic Preservation Fund

Prospectuses dated February 29, 2012, as supplemented

J.P. Morgan Tax Aware Funds

JPMorgan Tax Aware Real Return Fund

Prospectuses dated February 29, 2012, as supplemented

JPMorgan Tax Aware Real Return SMA Fund

Prospectus dated February 29, 2012, as supplemented

(All Share Classes)

Supplement dated January 3, 2013 to the Prospectuses as dated above, as supplemented

The above Funds do not claim an exclusion from regulation as a “commodity pool operator” as defined in the Commodity Exchange Act. Accordingly, all references to such Funds claiming an exclusion from regulation as a “commodity pool operator” in the Funds’ prospectuses are hereby deleted. In addition, the following additional risk factor is added to the “More About the Funds — Investment Risks” section of each Fund’s prospectuses:

CFTC Regulation Risk. The Commodity Futures Trading Commission (CFTC) has recently adopted amendments to CFTC Rule 4.5, which subject the Fund to regulation by the CFTC, and the Fund will be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. Compliance with these additional requirements may increase Fund expenses. Certain of the rules have not yet been adopted, and it is unclear what the effect of those rules will be on the Fund if they are adopted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CFTC-113